UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
September 16, 2004 (September 14, 2004)

PEROT SYSTEMS CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	0-22495	75-2230700
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2300 West Plano Parkway
Plano, Texas 75075

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (972) 577-0000

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
SIGNATURES

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Brian Maloney, formerly Vice President and Chief Operating Officer of Perot Systems Corporation, ceased to be an officer of Perot Systems, effective September 14, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PEROT SYSTEMS CORPORATION
September 16, 2004	By:	/s/ REX C. MILLS
Rex C. Mills
Assistant Secretary